UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 1)

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Soliciting Material under §240.14a-12

GALATA ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

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PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION, DATED 16, 2023
GALATA ACQUISITION CORP.
A Cayman Islands Exempted Company
2001 S Street NW, Suite 320
Washington, DC 20009
NOTICE OF EXTRAORDINARY GENERAL MEETING OF
GALATA ACQUISITION CORP.
To Be Held on         , 2023
To Galata Acquisition Corp. Shareholders:
NOTICE IS HEREBY GIVEN, that you are cordially invited to attend an extraordinary general meeting (the “Extraordinary General Meeting”) of Galata Acquisition Corp. (“Galata,” “Company,” “we,” “our,” or “us” and, after the Domestication as described below, “New Marti”), which will be held at         , 2023 at the offices of Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019-6099 and via a virtual meeting format at [•], or at such other date and at such other place to which the meeting may be adjourned. The accompanying proxy statement (the “Proxy Statement”) is dated        , 2023, and is first being mailed to shareholders of the Company on or about         , 2023. The sole purpose of the Extraordinary General Meeting is to consider and vote upon the following proposals:
1.
Proposal No. 1 — The Extension Amendment Proposal — to approve, as a special resolution, the amendment of the Company’s amended and restated memorandum and articles of association (as may be amended from time to time, the “Articles”) as provided by the first resolution in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment” and, such proposal, the “Extension Amendment Proposal”) to extend the date (the “Extension”) by which the Company must (1) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “business combination”), or (2) if it fails to complete such business combination by such date, cease all operations except for the purpose of winding up, and subject to and in accordance with the Articles, redeem all of the Company’s Class A ordinary shares included as part of the units sold in the Company’s initial public offering (such shares, including any shares issued in exchange thereof, the “Class A Ordinary Shares” or “public shares”) that was consummated on July 13, 2021 (our “IPO”), from July 13, 2023 (which is 24 months from the closing date of our IPO) to January 13, 2024, or such earlier date as determined by our board of directors (our “board”) in its sole and absolute discretion (such date, the “Extended Date”);

2.
Proposal No. 2 — The Redemption Limitation Amendment Proposal — to approve, as a special resolution, the amendment of the Articles as provided by the second resolution in the form set forth in Annex A to the accompanying Proxy Statement (the “Redemption Limitation Amendment” and such proposal, the “Redemption Limitation Amendment Proposal”) to eliminate from the Articles the limitation that the Company shall not redeem public shares to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 (the “Redemption Limitation”). The Redemption Limitation Amendment would allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation; and

3.
Proposal No. 3 — The Adjournment Proposal — to approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates or indefinitely, if necessary or convenient, either (x) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals or (y) if our board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

The purpose of the Extension Amendment is to allow us more time to complete a pending business combination. As previously announced, on July 29, 2022, Galata, Galata Merger Sub Inc., a Delaware corporation and direct, wholly owned subsidiary of Galata (“Merger Sub”), and Marti Technologies Inc., a Delaware corporation (“Marti”), entered into a Business Combination Agreement (as may be amended from time to time, the “Business Combination Agreement”), pursuant to which, among other things, Merger Sub will merge with and into Marti (the “Merger” and, together with the other transactions contemplated by the Business Combination Agreement, the “Business Combination”), with Marti surviving the Merger as a wholly owned subsidiary of Galata (Galata as of and following the Merger, “New Marti”).
Pursuant to the Articles, we have until July 13, 2023, to complete our initial business combination. The Company will hold an extraordinary general meeting to consider and approve the proposed business combination with Marti and a proxy statement/prospectus will be sent to all of the Company’s shareholders. The Company and other parties to the Business Combination Agreement are working toward the satisfaction of the conditions to completion of the business combination, including the necessary filings with the U.S. Securities and Exchange Commission related to the transaction, but have determined that there may not be sufficient time before July 13, 2023, to hold an extraordinary general meeting to obtain the requisite shareholder approval of, and to consummate, the business combination. Accordingly, our board has determined that, in order to allow for additional time to hold an extraordinary general meeting to obtain the shareholder approvals required in connection with the business combination and to consummate the closing of the business combination, it is in the best interests of our shareholders to approve the Extension Amendment in order to amend the Articles. Assuming that the Extension Amendment is so approved and the Articles are amended, the Company will have until the Extended Date to consummate the business combination.
In connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, shareholders may elect to redeem their public shares (the “Election”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with our IPO (the “Trust Account”), including interest earned on the Trust Account (less taxes payable) and not released to the Company to pay its taxes, divided by the number of then-outstanding public shares. The Election can be made regardless of whether holders of public shares (“public shareholders”) vote “FOR” or “AGAINST” the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal and the Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. Public shareholders may make the Election regardless of whether such public shareholders were holders as of the record date (as defined below). Public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not consummated our initial business combination by the Extended Date. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting, if the Extension is implemented and a public shareholder does not make the Election, they will retain the right to vote on any proposed initial business combination in the future and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of such initial business combination, including interest earned on the funds held in the Trust Account (less taxes payable) and not released to the Company to pay its taxes, divided by the number of then-outstanding public shares, in the event the business combination is consummated.
We are not asking you to vote on any proposed business combination at this time. If the Extension Amendment and the Redemption Limitation Amendment are implemented and you do not elect to redeem your public shares now, you will retain the right to vote on the business combination when it is submitted to shareholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event the business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the shareholders’ vote is sought) or the Company has not consummated the business combination by the Extended Date. If the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are not approved, we may not be able to consummate the business combination. We urge you to vote at the Extraordinary General Meeting regarding the Extension Amendment and the Redemption Limitation Amendment.

Based upon the amount in the Trust Account as of        , 2023, which was approximately $[•] million, we anticipate that the per-share price at which public shares will be redeemed for a pro rata portion of the funds held in the Trust Account will be approximately $[•] at the time of the Extraordinary General Meeting. The closing price of the public shares on the NYSE American Stock Exchange (“NYSE American”) on        , 2023, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $[•]. We cannot assure shareholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.
TO DEMAND REDEMPTION, PRIOR TO [•] EASTERN TIME ON        , 2023 (TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING), YOU SHOULD TENDER YOUR SHARES (AND/OR DELIVER OTHER REDEMPTION FORMS) TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY (OUR “TRANSFER AGENT”) ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/ WITHDRAWAL AT CUSTODIAN) SYSTEM, AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE IN THE ACCOMPANYING PROXY STATEMENT.
Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of our public shares would cause the Company to exceed the Redemption Limitation. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001, the Articles would prevent the Company from being able to consummate the business combination even if all other conditions to closing are met. The Company believes that the Redemption Limitation is not needed.
The purpose of such limitation was initially to ensure that, in connection with the Company’s initial business combination, the Company would continue, as we have since our IPO, to be not subject to the “penny stock” rules of the Securities and Exchange Commission (the “SEC”), and therefore not a “blank check company” as defined under Rule 419 of the Securities Act of 1933, as amended, because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and we believe that we may rely on another exclusion, which relates to the Company being listed on NYSE American (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, the Company intends to rely on the Exchange Rule to not be deemed a penny stock issuer. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or Galata Acquisition Sponsor, LLC, a Delaware limited liability company (our “Sponsor”) may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation.
The Adjournment Proposal, if adopted, will allow our board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. Notwithstanding the order of the resolutions on the notice to the Extraordinary General Meeting, the Adjournment Proposal may be presented first to our shareholders if, based on the tabulated vote collected at the time of the Extraordinary General Meeting, there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal.
If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by July 13, 2023, in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

In the event of a liquidation, our Sponsor and an entity controlled by Andrew Stewart, one of our advisors (the “Founder Shareholders”), which hold all of our Class B ordinary shares outstanding (the “Founder Shares” and, together with the public shares (defined herein), the “shares” or “Ordinary Shares”), will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares.
The approval of each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal will require a special resolution under Cayman Islands law, being the affirmative vote of holders of at least two-thirds of the issued and outstanding ordinary shares present and entitled to vote thereon and who vote at the Extraordinary General Meeting or any postponement or adjournment thereof.
The approval of the Adjournment Proposal will require an ordinary resolution under Cayman Islands law, being the affirmative vote of holders of a majority of the issued and outstanding ordinary shares present and entitled to vote thereon and who vote at the Extraordinary General Meeting or any postponement or adjournment thereof.
Under Cayman Islands law, abstentions and broker non-votes, if any, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting, and accordingly will have no effect on the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal.
Our board has fixed the close of business on June 12, 2023 (the “record date”), as the record date for determining the shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the ordinary shares on the record date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof.
After careful consideration of all relevant factors, our board has determined that the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.
No other business is proposed to be transacted at the Extraordinary General Meeting.
Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Adjournment Proposal and the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to read this material carefully and vote your ordinary shares.
        , 2023
By Order of the Board of Directors
By:
Kemal Kaya Chief Executive Officer
Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Extraordinary General Meeting. If you are a shareholder of record, you may also cast your vote in person (including virtually) at the Extraordinary General Meeting by submitting a ballot as provided in the accompanying Proxy Statement. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote virtually at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will mean that your ordinary shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.

GALATA ACQUISITION CORP.
A Cayman Islands Exempted Company
2001 S Street NW, Suite 320
Washington, DC 20009
EXTRAORDINARY GENERAL MEETING OF
GALATA ACQUISITION CORP.
To Be Held on , 2023
PROXY STATEMENT
The extraordinary general meeting (the “Extraordinary General Meeting”) of Galata Acquisition Corp. (“we,” “us,” “our,” “Galata” or the “Company”) will be held at        , 2023, at the offices of Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019-6099 and via a virtual meeting format at [•], or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, or to attend virtually via the Internet. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting [•]. If you do not have Internet capabilities, you can listen to the Extraordinary General Meeting by phone by dialing [•] (toll-free) within the U.S. and Canada or [•] (standard rates apply) outside of the U.S. and Canada. When prompted enter the pin number [•]. This option is listen-only, and you will not be able to vote or enter questions during the Extraordinary General Meeting if you choose to participate telephonically. The sole purpose of the Extraordinary General Meeting is to consider and vote upon the following proposals:
1.
Proposal No. 1 — The Extension Amendment Proposal — to approve, as a special resolution, the amendment of the Company’s amended and restated memorandum and articles of association (as may be amended from time to time, the “Articles”) as provided by the first resolution in the form set forth in Annex A to this Proxy Statement (the “Extension Amendment” and, such proposal, the “Extension Amendment Proposal”) to extend the date (the “Extension”) by which the Company must (1) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “business combination”), or (2) if it fails to complete such business combination by such date, cease all operations except for the purpose of winding up, and subject to and in accordance with the Articles, redeem all of the Company’s Class A ordinary shares included as part of the units sold in the Company’s initial public offering (such shares, including any shares issued in exchange thereof, the “Class A Ordinary Shares” or “public shares”) that was consummated on July 13, 2021 (our “IPO”), from July 13, 2023 (which is 24 months from the closing date of our IPO) to January 13, 2024, or such earlier date as determined by our board in its sole and absolute discretion (such date, the “Extended Date”);

2.
Proposal No. 2 — The Redemption Limitation Amendment Proposal — to approve, as a special resolution, the amendment of the Articles as provided by the second resolution in the form set forth in Annex A to this Proxy Statement (the “Redemption Limitation Amendment” and such proposal, the “Redemption Limitation Amendment Proposal”) to eliminate from the Articles the limitation that the Company shall not redeem public shares to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 (the “Redemption Limitation”). The Redemption Limitation Amendment would allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation; and

3.
Proposal No. 3 — The Adjournment Proposal — to approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates or indefinitely, if necessary or convenient, either (x) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals or (y) if our board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals (the “Adjournment Proposal”).

The purpose of the Extension Amendment is to allow us more time to complete a pending business combination. As previously announced, on July 29, 2022, the Company, Galata Merger Sub Inc., a Delaware corporation and direct, wholly owned subsidiary of Galata (“Merger Sub”), and Marti Technologies Inc., a Delaware corporation (“Marti”), entered into a Business Combination Agreement (as may be amended from time to time, the “Business Combination Agreement”), pursuant to which, among other things, Merger Sub will merge with and into Marti (the “Merger” and, together with the other transactions contemplated by the Business Combination Agreement, the “Business Combination”), with Marti surviving the Merger as a wholly owned subsidiary of Galata (Galata as of and following the Merger, “New Marti”). Pursuant to the Articles, we have until July 13, 2023, to complete our initial business combination. The Company will hold an extraordinary general meeting to consider and approve the proposed business combination and a proxy statement/prospectus will be sent to all of the Company’s shareholders. The Company and other parties to the Business Combination Agreement are working toward the satisfaction of the conditions to completion of the business combination, including the necessary filings with the U.S. Securities and Exchange Commission related to the transaction, but have determined that there may not be sufficient time before July 13, 2023, to hold an extraordinary general meeting to obtain the requisite shareholder approval of, and to consummate, the business combination. Accordingly, our board has determined that, in order to allow for additional time to hold an extraordinary general meeting to obtain the shareholder approvals required in connection with the business combination and to consummate the closing of the business combination, it is in the best interests of our shareholders to approve the Extension Amendment in order to amend the Articles. Assuming that the Extension Amendment is so approved and the Articles are amended, the Company will have until the Extended Date to consummate the business combination.
In connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, shareholders may elect to redeem their public shares (the “Election”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with our IPO (the “Trust Account”), including interest earned on the Trust Account (less taxes payable) and not released to the Company to pay its taxes, divided by the number of then-outstanding public shares. The Election can be made regardless of whether holders of public shares (“public shareholders”) vote “FOR” or “AGAINST” the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal and the Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. Public shareholders may make the Election regardless of whether such public shareholders were holders as of the record date (as defined below). Public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not consummated our initial business combination by the Extended Date. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting, if the Extension is implemented and a public shareholder does not make the Election, they will retain the right to vote on any proposed initial business combination in the future and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of such initial business combination, including interest earned on the funds held in the Trust Account (less taxes payable) and not released to the Company to pay its taxes, divided by the number of then-outstanding public shares, in the event the business combination is consummated.
We are not asking you to vote on any proposed business combination at this time. If the Extension Amendment and the Redemption Limitation Amendment are implemented and you do not elect to redeem your public shares now, you will retain the right to vote on the business combination when it is submitted to shareholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event the business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the shareholders’ vote is sought) or the Company has not consummated the business combination by the Extended Date. If the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are not approved, we may not be able to consummate the business combination. We urge you to vote at the Extraordinary General Meeting regarding the Extension Amendment and the Redemption Limitation Amendment.
The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account

may be only a small fraction of the approximately $[•] million that was in the Trust Account as of        , 2023. In such event, we may need to obtain additional funds to consummate the initial business combination, and there can be no assurance that such funds will be available on acceptable terms or at all.
If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by July 13, 2023, in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
In the event of a liquidation, Galata Acquisition Sponsor, LLC, a Delaware limited liability company (our “Sponsor”), and an entity controlled by Andrew Stewart, one of our advisors (the “Founder Shareholders”), which hold all of our Class B ordinary shares outstanding (the “Founder Shares” and, together with the public shares (defined herein), the “shares” or “Ordinary Shares”), will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares.
Based upon the amount in the Trust Account as of        , 2023, which was approximately $[•] million, we anticipate that the per-share price at which public shares will be redeemed for a pro rata portion of the funds held in the Trust Account will be approximately $[•] at the time of the Extraordinary General Meeting. The closing price of the public shares on the NYSE American stock exchange (“NYSE American”) on [•], 2023, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $[•]. We cannot assure shareholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.
If the Extension Amendment Proposal is approved and the Articles are amended as set forth in the Extension Amendment, we will (1) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the aggregate amount then on deposit in the Trust Account, including interest earned thereon (less taxes payable) and not released to the Company to pay its taxes, divided by the number of then-outstanding public shares and (2) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds will remain in the Trust Account and will be available for use by us in connection with consummating the business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on the business combination through the Extended Date, if the Extension Amendment Proposal is approved and the Articles are amended as set forth in the Extension Amendment.
Our board has fixed the close of business on June 12, 2023 (the “record date”), as the record date for determining the shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the ordinary shares on the record date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof. On the record date of the Extraordinary General Meeting, there were 14,375,000 public shares outstanding, which are held by the Company’s public shareholders, and 3,593,750 Founder Shares outstanding, which are held by the Founder Shareholders. The Founder Shares carry voting rights in connection with the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal.
This Proxy Statement contains important information about the Extraordinary General Meeting and the proposals. Please read it carefully and vote your shares.
We will pay for the entire cost of soliciting proxies. We have engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Morrow Sodali a fee of $27,500. We will also reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
This Proxy Statement is dated        , 2023 and is first being mailed to shareholders on or about        , 2023.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This Proxy Statement includes, and oral statements made from time to time by representatives of the Company may include, forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue” or the negative of such terms or other similar expressions. Such statements include, but are not limited to, possible business combinations and related matters, as well as all other statements other than statements of historical fact included in this Proxy Statement. Factors that might cause or contribute to such a discrepancy include, but are not limited to, those described in our other SEC filings. Forward-looking statements in this Proxy Statement may include, for example, statements about:
•
our ability to complete our initial business combination;

•
our expectations around the performance of the prospective target business or businesses;

•
our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial business combination;

•
our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination;

•
our potential ability to obtain additional financing to complete our initial business combination;

•
our public securities’ potential liquidity and trading;

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the lack of a market for our securities;

•
the use of proceeds not held in the trust account or available to us from interest income on the trust account balance;

•
the trust account not being subject to claims of third parties; or

•
our financial performance.

The forward-looking statements contained in this Proxy Statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Item 1A. Risk Factors” of our Annual Report on Form 10-K filed with the SEC on March 31, 2023, in this Proxy Statement and in other reports the Company files with the SEC. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.
All such forward-looking statements speak only as of the date of this Proxy Statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Cautionary Note Regarding Forward-Looking Statements” section.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING
These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including Annex A to this Proxy Statement.
Q:
Why am I receiving this Proxy Statement?

A:
We are a blank check company incorporated as a Cayman Islands exempted company incorporated with limited liability for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.

On July 13, 2021, we consummated our IPO of 12,500,000 units (“Units” and, with respect to the ordinary shares included in the Units being offered, the “public shares”), generating gross proceeds of $125,000,000. Simultaneously with the closing of the IPO, the Company consummated the sale of 6,500,000 warrants (together with the warrants below, the “Private Placement Warrants”) at a price of $1.00 per Private Placement Warrant in private placements to the Sponsor. Also, on July 13, 2021, the underwriters notified the Company of their exercise of the over-allotment option in full and purchased 1,875,000 additional Units at $10.00 per Unit upon the closing of the over-allotment option, generating gross proceeds of $18,750,000. The over-allotment option closed on July 15, 2021. Simultaneously with the closing of the over-allotment option, the Company consummated the sale of 750,000 warrants (together with the warrants above, the “Private Placement Warrants”) at a price of $1.00 per Private Placement Warrant in private placements to the Sponsor.
Like many blank check companies, our Articles provide for the return of the funds held in Trust Account to our public shareholders if we do not consummate a business combination within 24 months from the closing of our IPO. Without the Extension, if we are unable to complete the business combination on or before July 13, 2023, we would be precluded from completing our initial business combination and would be forced to liquidate and dissolve. As previously announced, on July 29, 2022, the Company, Merger Sub, and Marti entered into the Business Combination Agreement, pursuant to which, among other things, Merger Sub will merge with and into Marti, with Marti surviving the Merger as a wholly owned subsidiary of the Company (the Company as of and following the Merger, “New Marti”). Our board currently believes that we may not be able to complete the Business Combination before July 13, 2023. Accordingly, our board believes that in order for us to potentially consummate the business combination, we will need to obtain the Extension.
Our board has determined that it is in the best interests of the Company to amend the Articles to extend the date we have to consummate the business combination to January 13, 2024, in order to allow our shareholders to evaluate the business combination, and for us to be able to potentially consummate the business combination, and is submitting the proposals included herein to our shareholders to vote upon at the Extraordinary General Meeting.
Q:
What is being voted on?

A:
You are being asked to vote on the following proposals:

1.
Proposal No. 1 — The Extension Amendment Proposal — to approve, as a special resolution, the amendment of the Articles as provided by the first resolution in the form set forth in Annex A to this Proxy Statement to extend the date by which the Company must (1) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “business combination”), or (2) if it fails to complete such business combination by such date, cease all operations except for the purpose of winding up, and subject to and in accordance with the Articles, redeem all of the Company’s public shares, from July 13, 2023 (which is 24 months from the closing date of our IPO) to January 13, 2024, or such earlier date as determined by our board in its sole and absolute discretion (such date, the “Extended Date”);

2.
Proposal No. 2 — The Redemption Limitation Amendment Proposal — to approve, as a special resolution, the amendment of the Articles as provided by the second resolution in the form set forth in Annex A to this Proxy Statement to eliminate from the Articles the limitation that the Company shall not redeem public shares to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001. The Redemption Limitation Amendment would allow the Company to redeem public shares irrespective of whether such redemption would exceed such Redemption Limitation; and
3.
Proposal No. 3 — The Adjournment Proposal — to approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates or indefinitely, if necessary or convenient, either (x) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals or (y) if our board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals

We are not asking you to vote on any proposed business combination at this time. If the Extension Amendment and the Redemption Limitation Amendment are implemented and you do not elect to redeem your public shares now, you will retain the right to vote on the business combination when it is submitted to shareholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event the business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the shareholders’ vote is sought) or the Company has not consummated the business combination by the Extended Date. If the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are not approved, we may not be able to consummate the business combination. We urge you to vote at the Extraordinary General Meeting regarding the Extension Amendment and the Redemption Limitation Amendment.
Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of our public shares would cause the Company’s net tangible assets to be less than $5,000,001.
If the Extension Amendment Proposal is approved and the Articles are amended as set forth in the Extension Amendment, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the Articles are amended as set forth in the Extension Amendment, and the amount remaining in the Trust Account may be only a small fraction of the approximately $[•] million that was in the Trust Account as of           , 2023. In such event, we may need to obtain additional funds to consummate the business combination, and there can be no assurance that such funds will be available on acceptable terms or at all.
If the Extension Amendment Proposal is not approved and we do not consummate our business combination by July 13, 2023, in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
In the event of a liquidation, the Founder Shareholders, which hold all of our Founder Shares, will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares.

Q:
Why is the Company proposing the Extension Amendment Proposal?

A:
Our Articles provide for the return of the funds held in the Trust Account to the holders of public shares if we do not consummate a business combination on or before July 13, 2023. As we explain below, we may not be able to enter into and consummate the business combination by that date.

We are asking for an extension of this timeframe in order to consummate the business combination. Our board currently believes that is not sufficient time before July 13, 2023, to hold an extraordinary general meeting to obtain the shareholder approvals required in connection with the business combination and to consummate the closing of the business combination.
Accordingly, in order for our shareholders to be able to evaluate the business combination and for us to be able to consummate such business combination, we will need to obtain the Extension.
Q:
Why should I vote “FOR” the Extension Amendment Proposal?

A:
Our Articles provide that if our shareholders approve an amendment to our Articles that would affect the substance or timing of our obligation to redeem all of our public shares if we do not consummate our initial business combination before July 13, 2023, we will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable) and not released to the Company to pay its taxes, divided by the number of then-outstanding public shares. This provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles.

The Extension Amendment Proposal would give us the opportunity to consummate the business combination, which our board believes in the best interests of the Company. If you do not elect to redeem your public shares, you will retain the right to vote on the business combination in the future and the right to redeem your public shares in connection with such business combination.
Our board recommends that you vote in favor of the Extension Amendment Proposal.
Q:
Why is the Company proposing the Redemption Limitation Amendment Proposal?

A:
The Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of the business combination. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001, the Articles would prevent the Company from being able to consummate the business combination even if all other conditions to closing are met. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that, in connection with the Company’s initial business combination, the Company would continue, as we have since our IPO, to be not subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and we believe that we may rely on another exclusion, which relates to the Company being listed on NYSE American (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, the Company intends to rely on the Exchange Rule to not be deemed a penny stock issuer.

Q:
Why should I vote “FOR” the Redemption Limitation Amendment Proposal?

A:
As discussed above, our board believes the opportunity to consummate the Business Combination is in the best interests of the Company and its shareholders.

Whether a holder of public shares votes in favor of or against the Extension Amendment Proposal, if such proposal is approved, the holder may, but is not required to, redeem all or a portion of her, his or its public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account (less taxes payable) and not released to the Company to pay its taxes,, divided by the number of then-outstanding public shares. Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of our public shares would cause the Company to exceed the Redemption Limitation. By eliminating the Redemption Limitation, we make it more likely that we will proceed with the Extension and have the opportunity to consummate the business combination.
If holders of public shares do not elect to redeem their public shares, such holders will retain redemption rights in connection with any future initial business combination we may propose. Assuming the Extension Amendment Proposal is approved and the Articles are amended as set forth in the Extension Amendment, we will have until the Extended Date to consummate our initial business combination.
Our board recommends that you vote in favor of the Redemption Limitation Amendment Proposal.
Q:
Why should I vote “FOR” the Adjournment Proposal?

A:
If the Adjournment Proposal is not approved by our shareholders, our board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal.

If presented, our board recommends that you vote in favor of the Adjournment Proposal.
Q:
When would the board abandon the Extension Amendment Proposal?

A:
Unless the Redemption Limitation Amendment Proposal is approved and the Articles are amended as set forth in the Redemption Limitation Amendment, we are not permitted to redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. We will not proceed with the Extension if (i) redemptions of our public shares in connection with the vote on the Extension Amendment Proposal would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and (ii) the Redemption Limitation Amendment Proposal is not approved.

Q:
How do the Company insiders intend to vote their shares?

A:
All of our directors, executive officers and their respective affiliates, including our Sponsor, are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, and, if presented, the Adjournment Proposal.

Our directors, executive officers and their respective affiliates, including our Sponsor, are not entitled to redeem their Founder Shares. On the record date, our directors, executive officers and their affiliates, including our Sponsor, beneficially owned and were entitled to vote 3,593,750 Founder Shares, representing approximately 20% of the voting power of the Company. Our directors, executive officers and their affiliates, including our Sponsor, did not beneficially own any public shares as of such date.
Q:
What vote is required to approve and adopt the Extension Amendment Proposal?

A:
The approval of the Extension Amendment Proposal will require a special resolution under Cayman Islands law, being the affirmative vote of holders of at least two-thirds of the issued and outstanding ordinary shares present and entitled to vote thereon and who vote at the Extraordinary General Meeting or any postponement or adjournment thereof.

Q:
What vote is required to approve and adopt the Redemption Limitation Amendment Proposal?

A:
The approval of the Redemption Limitation Amendment Proposal will require a special resolution under Cayman Islands law, being the affirmative vote of holders of at least two-thirds of the issued and outstanding ordinary shares present and entitled to vote thereon and who vote at the Extraordinary General Meeting or any postponement or adjournment thereof.
Q:
What vote is required to approve the Adjournment Proposal?

A:
The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the issued and outstanding ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Q:
What if I do not want to vote “FOR” the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal?

A:
If you do not want the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal to be approved, you must vote “AGAINST” the proposals. If the Extension Amendment Proposal is approved, and the Articles are amended as set forth in the Extension Amendment, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming public shareholders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Amendment Proposal and/or the Redemption Limitation Amendment Proposal.

Broker “non-votes” and abstentions will have no effect with respect to the approval of the Redemption Limitation Amendment Proposal or the Extension Amendment Proposal.
Q:
What happens if the Extension Amendment Proposal is not approved?

A:
If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by July 13, 2023, in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

In the event of a liquidation, the Founder Shareholders, which hold all of our Founder Shares, will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares.
Q:
What happens if the Redemption Limitation Amendment Proposal is not approved?

A:
If the Extension Amendment Proposal is approved but the Redemption Limitation Amendment Proposal is not approved, we will not redeem public shares in an amount that would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or our Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation. If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Extension and we will not redeem any public shares in connection with the Extension Amendment Proposal, and the public shareholders will retain their shares and redemption rights.

Q:
If the Extension Amendment Proposal is approved, what happens next?

A:
We will continue our efforts to consummate our initial business combination.

Upon approval of the Extension Amendment Proposal by the requisite number of votes, the amendments to our Articles that are set forth in Annex A hereto will become effective. We will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and our public shares will remain publicly traded.
If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our ordinary shares held by our Galata Founders as a result of their ownership of the founder shares.
If the Extension Amendment Proposal is approved and the Articles are amended as set forth in the Extension Amendment but we do not consummate our initial business combination by the Extended Date, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
In the event of a liquidation, the Founder Shareholders, who hold all of our Class B ordinary shares outstanding, will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares.
Notwithstanding the foregoing, unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of our public shares would cause the Company to exceed the Redemption Limitation following approval of the Extension Amendment Proposal.
Q:
If I do not exercise my redemption rights in connection with the Extension Amendment, would I still be able to exercise my redemption rights in connection with any future initial business combination?

A:
Unless you elect to redeem your shares in connection with the Extension Amendment as described in this Proxy Statement, you will be able to exercise redemption rights in respect of any future initial business combination subject to any limitations set forth in our Articles.

Q:
How do I change my vote?

A:
You may change your vote by sending a later-dated, signed proxy card to our proxy solicitor at Morrow Sodali LLC, 509 Madison Avenue, Suite 1206, New York, NY 10022, so that it is received prior to [•], Eastern Time, on , 2023 (one day prior to the Extraordinary General Meeting), or by attending the Extraordinary General Meeting virtually and voting, as provided below. You also may revoke your proxy by sending a notice of revocation to the same address, which must be received by the proxy solicitor prior to the Extraordinary General Meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name and you wish to attend the Extraordinary General Meeting and vote at the Extraordinary General Meeting, you must obtain a legal proxy by contacting your account representative at the bank, broker or other nominee that holds your shares and email a copy (a legible photograph is sufficient) of your legal proxy to proxy@continentalstock.com. Continental Stock Transfer & Trust Company will issue a control number and email it back with the meeting information.

Any shareholder wishing to attend the virtual Extraordinary General Meeting should register for the meeting by , 2023 (five business days prior to the date of the Extraordinary General Meeting). To register for the Extraordinary General Meeting, please follow the following instructions as applicable to the nature of your ownership of ordinary shares:
•
If your shares are registered in your name with Continental Stock Transfer & Trust Company and you wish to attend the Extraordinary General Meeting online, go to [•], enter the control number included on your proxy card and click on the “Click here to preregister for the online meeting” link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

•
Beneficial shareholders (those whose shares are held through a stock brokerage account or by a bank or other holder of record) who wish to attend the Extraordinary General Meeting online and vote must obtain a legal proxy by contacting their account representative at the bank, broker or other nominee that holds their shares and email a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Continental Stock Transfer & Trust Company will issue a control number and email it back with the meeting information.

Q:
What vote is required to approve each of the proposals?

A:
The approval of each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal will require a special resolution under Cayman Islands law, being the affirmative vote of holders of at least two-thirds of the ordinary shares present and entitled to vote thereon and who vote at the Extraordinary General Meeting or any postponement or adjournment thereof.

The approval of the Adjournment Proposal will require an ordinary resolution under Cayman Islands law, being the affirmative vote of holders of a majority of the issued and outstanding ordinary shares present and entitled to vote thereon and who vote at the Extraordinary General Meeting or any postponement or adjournment thereof.
Under Cayman Islands law, abstentions and broker non-votes, if any, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting and accordingly will have no effect on the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal.
Q:
If my shares are held in “street name,” will my broker automatically vote them for me?

A:
No. Under the rules of various national and regional securities exchanges, your broker, bank or other nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. We believe all the proposals presented to the shareholders will be considered non-discretionary and therefore your broker, bank or other nominee cannot vote your shares without your instruction. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Q:
What is a quorum requirement?

A:
Shareholders representing one-third of the issued and outstanding ordinary shares as of the record date and entitled to vote at the Extraordinary General Meeting must be present in person (or via teleconference) or represented by proxy in order to hold the Extraordinary General Meeting and conduct business. This is called a quorum. Ordinary shares will be counted for purposes of determining the existence of a quorum if the shareholder (a) is present in person (or via teleconference) and entitled to vote at the Extraordinary General Meeting or (b) has properly submitted a proxy card or voting instructions through a broker, bank or custodian. In the absence of a quorum, the Extraordinary

General Meeting will be adjourned to the next business day at the same time and place or to such other time and place as our board may determine.
Assuming the minimum number of shares required to satisfy the quorum requirements of the Extraordinary General Meeting and that all 3,593,750 Founder Shares held by the Founder Shareholders are present in person by attendance at the Extraordinary General Meeting, only 2,395,834 public shares will need to be present in person by attendance or by proxy; as the vote to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal is the affirmative vote of the holders of at least a two-thirds of the votes cast by the holders of the issued and outstanding ordinary shares represented in person or by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting, only 399,306 public shares or approximately 2.8% of the outstanding public shares must vote in favor of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal for them to be approved.
Assuming that all 14,375,000 public shares are present in person by attendance or by proxy at the Extraordinary General Meeting and that all 3,593,750 Founder Shares held by the Founder Shareholders are present in person by attendance at the Extraordinary General Meeting, then 8,385,417 public shares or approximately 58.3% of the outstanding public shares must vote in favor of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal for them to be approved.
Q:
Who can vote at the Extraordinary General Meeting?

A:
Only holders of record of our ordinary shares at the close of business on , 2023, are entitled to have their vote counted at the Extraordinary General Meeting and any adjournments thereof. On this record date, 17,968,750 Ordinary Shares (consisting of 14,375,000 public shares and 3,593,750 Founder Shares) were outstanding and entitled to vote at the Extraordinary General Meeting.

Shareholder of Record: Shares Registered in Your Name.   If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company (our “transfer agent”), then you are a shareholder of record. As a shareholder of record, you may vote in person (including virtually) at the Extraordinary General Meeting or vote by proxy. Whether or not you plan to attend the Extraordinary General Meeting in person (including virtually), we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank.   If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person (including virtually) at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.
Q:
Does the board recommend voting for the approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal?

A:
Yes. After careful consideration of the terms and conditions of these proposals, our board has determined that the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its shareholders. The board recommends that our shareholders vote “FOR” the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal.

Q:
What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?

A:
Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, direct or indirect ownership of founder shares that may become exercisable in the future and advances that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extraordinary General Meeting — Interests of our Sponsor, Directors and Officers.”
Q:
Do I have dissenters’ or appraisal rights if I object to the Extension Amendment Proposal and/or the Redemption Limitation Amendment Proposal?

A:
Our shareholders do not have dissenters’ rights or appraisal rights in connection with the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal under Cayman Islands law.

Q:
What do I need to do now?

A:
We urge you to read carefully and consider the information contained in this Proxy Statement, including Annex A hereto, and to consider how the proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

Q:
How do I vote?

A:
If you are a holder of record of our ordinary shares, you may vote virtually at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting.

Whether or not you plan to attend the Extraordinary General Meeting in person (including virtually), we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Extraordinary General Meeting and vote in person (including virtually) if you have already voted by proxy.
If your ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.
Q:
How do I redeem my ordinary shares?

A:
Each of our public shareholders may submit an Election to, subject to the approval of the Extension Amendment Proposal and the implementation of the Extension, redeem all or a portion of its, his or her public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable) and not released to the Company to pay its taxes, divided by the number of then-outstanding public shares. If you do not make an Election to redeem your public shares, you will also be able to redeem your public shares in connection with any proposed initial business combination, or if we have not consummated our initial business combination by the Extended Date.

In order to tender your ordinary shares (and/or deliver other redemption forms) for redemption, you must tender your ordinary shares (and/or deliver other redemption forms) to Continental Stock Transfer & Trust Company, our transfer agent, electronically using The Depository Trust Company’s (“DTC”) DWAC (Deposit/Withdrawal At Custodian) system. If you are a holder of public shares and you intend to seek redemption of your shares, you will need to deliver your shares to our transfer agent (together with any applicable redemption forms), electronically through DTC, prior to [•], Eastern Time, on , 2023 (two business days prior to the date of Extraordinary General Meeting).
Q:
How do I withdraw my election to redeem my ordinary shares?

A:
If you tender your ordinary shares (and/or delivered other redemption forms) for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (electronically). You may make such request by contacting our transfer agent at the address listed below. Any request for redemption, once made by a holder of public shares, may not be withdrawn once submitted to us unless our board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part).
Q:
What should I do if I receive more than one set of voting materials?

A:
You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Q:
How are the funds in the Trust Account currently being held?

A:
With respect to the regulation of special purpose acquisition companies (“SPACs”) like the Company, on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

There is currently some uncertainty concerning the applicability of the Investment Company Act to a SPAC. Regardless of the SPAC Rule Proposals or whether or not we complete an initial business combination within 24 months after the effective date of the registration statement for the IPO (the “IPO Registration Statement”), it is possible that a claim could be made that we have been operating as an unregistered investment company. Even prior to the 24-month anniversary of the effective date of the IPO Registration Statement, we may be deemed to be an investment company. The amounts held in the Trust Account are invested in permitted United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act, having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act that invest only in direct U.S. government treasury obligations. As of March 31, 2023, there was $150,323,003 in investments held in the Trust Account. The longer that the funds in the Trust Account are held in U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary of the effective date of our IPO Registration Statement, the greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. Accordingly, we may determine, in our discretion, to instruct Continental Stock Transfer & Trust Company, the trustee managing the Trust Account, with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in a bank deposit account, subject to the terms and conditions of the trust agreement. As a result, following such liquidation, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company. See the section entitled “Risk Factors- If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company. To mitigate the risk of being deemed to be an investment company for purposes of the Investment Company Act, we may instruct Continental Stock Transfer & Trust Company to liquidate the securities held in the Trust Account and instead hold all funds in the Trust Account in a bank deposit account.”
Q.
Is the Company subject to the Investment Company Act of 1940?

A:
As indicated above, the Company completed its initial public offering in May 2021 and has operated as a blank check company searching for a target business with which to consummate an initial business combination since such time. On March 30, 2022, the SEC issued the SPAC Rule Proposals, which would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that they satisfy certain conditions that limit a company’s duration, asset composition, business purpose and activities. The duration component of the proposed safe harbor rule would require the company to file a Current Report on Form 8-K with the SEC announcing that it has entered into an agreement with the target company (or companies) to engage in an initial business combination no later than 18 months after the effective date of the company’s registration statement for its initial public offering. The company would then be required to complete its initial business combination no later than 24 months after the effective date of its registration statement for its initial public offering. If we do not consummate a business combination by July 13, 2023, we will fall outside the scope of the proposed safe harbor of the SPAC Rule Proposals.
The SEC has indicated that it believes that there are serious questions concerning the applicability of the Investment Company Act to special purpose acquisition companies, including a company like ours, that does not complete its initial business combination within the proposed time frame set forth in the SPAC Rule Proposals. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company. If the Company was deemed to be an investment company for purposes of the Investment Company Act and found to have been operating as an unregistered investment company, it could cause the Company to liquidate. If we are forced to liquidate, investors in the Company would not be able to participate in any benefits of owning stock in an operating business, including the potential appreciation of our stock following such a transaction and our warrants would expire worthless.
Q:
Who is paying for this proxy solicitation?

A:
We will pay for the entire cost of soliciting proxies. We have engaged Morrow Sodali to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Morrow Sodali a fee of $27,500. We will also reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q:
Who can help answer my questions?

A:
If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor:

Morrow Sodali LLC
509 Madison Avenue, Suite 1206
New York, NY 10022
Call Collect: +1 (203) 658-9400
Call Toll Free: (800) 662-5200
Email: GLTA@info.morrowsodali.com
If you have questions regarding the certification of your position or tendering your ordinary shares (and/or delivering other redemption forms), please contact:
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004-1561
Attention: SPAC Redemption Team
spacredemptions@continentalstock.com
You may also obtain additional information about us from documents we file with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

RISK FACTORS
You should consider carefully all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 31, 2023, and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.
There are no assurances that the Extension will enable us to complete a business combination.
Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that a business combination will be consummated, including the Business Combination, prior to the Extended Date. Our ability to consummate a business combination is dependent on a variety of factors, many of which are beyond our control. We are required to offer shareholders the opportunity to redeem shares in connection with the Extension, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve a business combination. Even if the Extension or a business combination is approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate a business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and a business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.
Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to complete our initial business combination.
We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and other legal and regulatory requirements, and our consummation of an initial business combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-business combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to complete an initial business combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to complete an initial business combination. The SEC has, in the past year, adopted certain rules and may, in the future adopt other rules, which may have a material effect on our activities and on our ability to consummate an initial business combination, including the SPAC Rule Proposals described below.
If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company. To mitigate the risk of being deemed to be an investment company for purposes of the Investment Company Act, we may instruct Continental Stock Transfer & Trust Company to liquidate the securities held in the Trust Account and instead hold all funds in the Trust Account in a bank deposit account.
The SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder.

The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of the IPO Registration Statement. The Company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.
The amounts held in the Trust Account are invested in permitted United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act, having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act that invest only in direct U.S. government treasury obligations. Regardless of the SPAC Rule Proposals or whether or not we complete an initial Business Combination within 24 months after the effective date of the IPO Registration Statement, it is possible that a claim could be made that we have been operating as, and we could be deemed to be, an unregistered investment company. The longer that the funds in the Trust Account are held in U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary of the effective date of the IPO Registration Statement, the greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. If we were to liquidate, our warrants will expire worthless. This will also cause you to lose the investment opportunity in a target company, and the chance of realizing future gains on your investment through any price appreciation in the combined company.
If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate.
To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we may, at any time, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the securities held in the Trust Account and instead to hold the funds in the Trust Account in cash until the earlier of the consummation of an initial business combination or our liquidation. As a result, following the liquidation of securities in the Trust Account, we would likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount the public shareholders would receive upon any redemption or liquidation of the Company.
Following such liquidation, we would likely receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to liquidate the securities held in the Trust Account and thereafter to hold all funds in the Trust Account in cash would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.
The Founder Shareholders, our directors and executive officers, and their respective affiliates, represent in the aggregate approximately 20% of our voting power, and they have indicated they intend to vote in favor of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and, if presented, the Adjournment Proposal.
The Sponsor and all of our directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and, if presented, the Adjournment Proposal. On the record date, the Founder Shareholders beneficially owned and were entitled to vote an aggregate of 3,593,750 Founder Shares, representing approximately 20% of the voting power of the Company. The approval of each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal will require a special resolution under Cayman Islands law, being the affirmative vote of holders of at least two-thirds of the issued and outstanding ordinary shares present and entitled to vote thereon and who vote at the Extraordinary General Meeting or any postponement or adjournment thereof
NYSE American may delist our securities from trading on its exchange, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.
Our Units, public shares and warrants are listed on NYSE American. We cannot assure you that our securities will continue to be listed on NYSE American in the future, following the Extension or prior to a business combination. In order to continue listing our securities on NYSE American prior to the Business Combination, we must maintain certain financial, distribution and stock price levels. In general, we must maintain a minimum number of holders of our securities. Additionally, in connection with the Business Combination, we will be required to demonstrate compliance with NYSE American’s initial listing requirements, which are more rigorous than NYSE American’s continued listing requirements, in order to continue to maintain the listing of our securities on NYSE American. For instance, our stock price would generally be required to be at least $3 per share. Additionally, we must maintain a public float of 500,000 shares held by at least 400 public shareholders (not including shareholders or shares held directly by any officer, director, controlling shareholder or other concentrated (i.e. 10% or greater), affiliated or family holdings). We cannot assure you that we will be able to meet those initial listing requirements at that time.
If NYSE American delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:
•
a limited availability of market quotations for our securities;

•
reduced liquidity for our securities;

•
a determination that our public shares are “penny stock” which will require brokers trading in our public shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•
a limited amount of news and analyst coverage; and

•
a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Because our Units, public shares and warrants are listed on NYSE American, our Units, public shares and warrants qualify as covered securities under such statute. Although the states are preempted from regulating the sale of our securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by blank check companies, other than the State of Idaho, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on NYSE American, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.
As previously disclosed, on February 1, 2023 we were notified by the NYSE American that we were not in compliance with the continued listing standards set forth in Section 1003(b)(i)(B) of the NYSE American LLC Company Guide because the Company has fewer than 300 public stockholders. On March 2, 2023, we delivered a business plan to the NYSE American outlining how we intend to cure the deficiency and comply with the NYSE American continued listing requirement. We can avoid delisting if, by February 1, 2024, our securities are owned by at least 300 public stockholders. We expect that upon completion of an initial business combination we will have at least 300 public stockholders.
The Company may not be able to complete an initial business combination with a U.S. target company should the transaction be subject to review by a U.S. government entity, such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.
Although we are not aware of any material regulatory approvals or actions that are required for completion of the Business Combination, there can be no assurance that such additional approval or actions will be obtained within the required time period. This includes any potential review by a U.S. government entity, such as the Committee on Foreign Investment in the United States (“CFIUS”) on account of certain foreign ownership restrictions on U.S. businesses. If CFIUS considers Galata a “foreign person” under such rules and regulations and Marti a U.S. business that may affect national security, we could be subject to such foreign ownership restrictions and/or CFIUS review. If the Business Combination with Marti falls within the scope of foreign ownership restrictions, we may be unable to consummate the Business Combination. In addition, if the Business Combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination.
The Sponsor is a Delaware limited liability company. The Sponsor currently owns 3,578,750 of our Founder Shares, which will convert to Class A Ordinary Shares at the time of the Business Combination, equivalent to a 19.9% interest in Galata. Galata President Daniel Freifeld, who indirectly controls the Sponsor through Callaway Capital Management LLC, a Delaware limited liability company, is a U.S. Citizen. Accordingly, the Sponsor is a Delaware limited liability ultimately controlled by a U.S. person, and CFIUS is unlikely to consider the Sponsor a “foreign person.” Because of this, it is similarly unlikely that Galata would be considered a “foreign person” by CFIUS as it is controlled by a Sponsor that would be considered a U.S. person.
Marti is a Delaware corporation that operates solely in Turkey. Members of its management team, including Chief Executive Officer Alper Oktem, members of its board of directors and its initial shareholders are non-U.S. persons. Upon completion of the business combination, certain of New Marti’s executive officers will be non-U.S. persons and three of the seven directors will be non-U.S. persons. Although we do not believe that Marti is, or New Marti will be, a U.S. business that may affect national security, CFIUS may take a different view and decide to block or delay the Business Combination or impose conditions to mitigate national security concerns with respect to the Business Combination.
While it is unlikely that CFIUS will consider the Company a “foreign persons,” the foreign ownership limitations, and the potential impact of CFIUS, may prevent us from consummating the Business Combination with Marti. If the Company were to seek an initial business combination other than the Business Combination, the pool of potential targets with which it could complete an initial business combination may be limited as a result of any such regulatory restriction. Moreover, the process of any government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete an initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, this will cause you to lose any potential investment opportunity in Marti and the chance of realizing future gains on your investment through any price appreciation in the combined company, and the Company’s warrants will expire worthless.

BACKGROUND
The Company was incorporated in the Cayman Islands on February 26, 2021. The Company was formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.
The Company is not limited to a particular industry or sector for purposes of consummating a business combination. The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.
As of March 31, 2023, the Company had not commenced any operations. All activity for the period from February 26, 2021 (inception) through March 31, 2023, relates to the Company’s formation and the IPO, which is described below. The Company will not generate any operating revenues until after the completion of an initial business combination, at the earliest. The Company will generate non-operating income in the form of interest income from the proceeds derived from the IPO. The Company has selected December 31 as its fiscal year end.
The registration statement for the Company’s IPO was declared effective on July 8, 2021. On July 13, 2021, the Company consummated the IPO of 12,500,000 Units, generating gross proceeds of $125,000,000.
Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 6,500,000 Private Placement Warrants at a price of $1.00 per warrant in private placements to the Sponsor.
On July 13, 2021, the underwriters notified the Company of their exercise of the over-allotment option in full and purchased 1,875,000 additional Units at $10.00 per Unit upon the closing of the over-allotment option, generating gross proceeds of $18,750,000. The over-allotment option closed on July 15, 2021.
Simultaneously with the closing of the over-allotment option, the Company consummated the sale of 750,000 Private Placement Warrants at a price of $1.00 per warrant in private placements to the Sponsor.
Following the closing of the Initial Public Offering on July 13, 2021, and the over-allotment option on July 15, 2021, an aggregate amount of $146,625,000 from the net proceeds of the sale of the Units in the Initial Public Offering and the Private Placement was placed in a trust account (“Trust Account”). The funds held in the Trust Account may be invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 185 days or less or in any open-ended investment company that holds itself out as a money market fund selected by the Company meeting the conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the consummation of a Business Combination or (ii) the distribution of the Trust Account.
Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, direct or indirect ownership of Founder Shares and warrants that may become exercisable in the future. See the section entitled “The Extraordinary General Meeting — Interests of our Sponsor, Directors and Officers.”
On the record date of the Extraordinary General Meeting, there were 17,968,750 Ordinary Shares outstanding, of which 14,375,000 were public shares held by public shareholders and 3,593,750 were Founder Shares. The Founder Shares carry voting rights in connection with the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal, and we have been informed by the Founder Shareholders, which hold all 3,593,750 Founder Shares, that they intend to vote in favor of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and, if presented, the Adjournment Proposal.
Our principal executive offices are located at 2001 S Street NW, Washington, DC 20009.

THE EXTRAORDINARY GENERAL MEETING
Date, Time and Place.   The Extraordinary General Meeting will be held at         , 2023, at the offices of Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019-6099 and via a virtual meeting format at [•], or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, or to attend virtually via the Internet. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting [•]. If you do not have Internet capabilities, you can listen to the Extraordinary General Meeting by phone by dialing [•] (toll-free) within the U.S. and Canada or [•] (standard rates apply) outside of the U.S. and Canada. When prompted enter the pin number [•]. This option is listen-only, and you will not be able to vote or enter questions during the Extraordinary General Meeting if you choose to participate telephonically. The sole purpose of the Extraordinary General Meeting is to consider and vote upon the following proposals:
Voting Power; Record Date.   You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting if you owned the ordinary shares at the close of business on , 2023, the record date for the Extraordinary General Meeting. You will have one vote per proposal for each ordinary share you owned at that time.
Votes Required.   The approval of each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal will require a special resolution under Cayman Islands law, being the affirmative vote of holders of at least two-thirds of the issued and outstanding ordinary shares present and entitled to vote thereon and who vote at the Extraordinary General Meeting or any postponement or adjournment thereof. The approval of the Adjournment Proposal will require an ordinary resolution under Cayman Islands law, being the affirmative vote of holders of a majority of the issued and outstanding ordinary shares present and entitled to vote thereon and who vote at the Extraordinary General Meeting or any postponement or adjournment thereof. Under Cayman Islands law, abstentions and broker non-votes, if any, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting and accordingly will have no effect on the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal.
On the record date of the Extraordinary General Meeting, there were 17,698,750 Ordinary Shares outstanding, of which 14,375,000 were public shares and 3,593,750 were Founder Shares. The Founder Shares carry voting rights in connection with the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal.
If you do not want the Extension Amendment Proposal to be approved, you must vote “AGAINST” such proposal. If you do not want the Redemption Limitation Amendment Proposal to be approved, you must vote “AGAINST” such proposal. If the Extension Amendment Proposal is approved, and the Articles are amended as set forth in the Extension Amendment, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming public shareholders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Amendment Proposal and/or the Redemption Limitation Amendment Proposal.
Broker “non-votes” and abstentions will have no effect with respect to the approval of the Extension Amendment Proposal, Redemption Limitation Amendment Proposal or the Adjournment Proposal.
Proxies; Board Solicitation; Proxy Solicitor.   Your proxy is being solicited on behalf of our board on the proposals to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal being presented to shareholders at the Extraordinary General Meeting. We have engaged Morrow Sodali to assist in the solicitation of proxies for the Extraordinary General Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person, by telephone or other means of communication. If you grant a proxy, you may still revoke your proxy and vote your shares in person (including by virtual means as provided herein) at the Extraordinary General Meeting. You may contact Morrow Sodali at:
Morrow Sodali LLC
509 Madison Avenue, Suite 1206
New York, New York 10022
Call Collect: +1 (203) 658-9400
Call Toll Free: (800) 662-5200
Email: GLTA@info.morrowsodali.com
Required Vote
The approval of each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal will require a special resolution under Cayman Islands law, being the affirmative vote of holders of at least two-thirds of the issued and outstanding ordinary shares present and entitled to vote thereon and who vote at the Extraordinary General Meeting or any postponement or adjournment thereof.
The approval of the Adjournment Proposal will require an ordinary resolution under Cayman Islands law, being the affirmative vote of holders of a majority of the issued and outstanding ordinary shares present and entitled to vote thereon and who vote at the Extraordinary General Meeting or any postponement or adjournment thereof.
Under Cayman Islands law, abstentions and broker non-votes, if any, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting, and accordingly will have no effect on the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal.
If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by July 13, 2023, in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. We cannot assure you that the per-share distribution from the Trust Account, if we liquidate, will not be less than $10.00 due to unforeseen claims of creditors. In the event of a liquidation, the Founder Shareholders, who hold all of our Founder Shares outstanding, will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares.
Additionally, unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of our public shares would cause the Company to exceed the Redemption Limitation. However, in the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or our Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation.
Interests of our Sponsor, Directors and Officers
When you consider the recommendation of our board, you should keep in mind that our Sponsor, directors and officers have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, the interests listed below:
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the fact that the Sponsor paid an aggregate of $7,250,000 for Private Placement Warrants that would expire worthless if the Business Combination is not consummated;

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the fact that the Founder Shareholders have agreed, for no consideration, not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve the Business Combination;

•
the fact that the Sponsor paid an aggregate of $25,000 for its 3,593,750 Founder Shares, including 15,000 Founder Shares which were subsequently transferred to an entity controlled by Andy Stewart, one of the Company’s advisors, and that such securities will have a significantly higher value at the time of the Business Combination, which if unrestricted and freely tradable would be valued at approximately $[•], based on the closing price of the Class A Ordinary Shares of $[•] per share on       , 2023;

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the fact that the Founder Shareholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Founder Shares held by them if the Company fails to complete the Initial Business Combination by July 13, 2023;

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if the Trust Account is liquidated, including in the event Galata is unable to complete the Initial Business Combination within the required time period, the Sponsor has agreed to indemnify the Company to ensure that the proceeds in the Trust Account are not reduced below $10.00 per public share, or such lesser amount per public share as is in the Trust Account on the liquidation date, by the claims of (a) any vendor or other person who is owed money by the Company for services rendered, or products sold to, or contracted for the Company or (b) a prospective target business with which the Company has entered into an acquisition agreement, but only if such a vendor or other person or target business has not executed a waiver of all rights to seek access to the Trust Account;

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the fact that the Sponsor and the Company’s officers and directors may benefit from the completion of a business combination and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to shareholders rather than liquidate;

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the fact that the Sponsor and its affiliates can earn a positive rate of return on their investment, even if other shareholders experience a negative rate of return in the post-business combination company;

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the fact that after the completion of the Business Combination, directors or members of the Company’s management team who remain with New Marti may receive equity grants under the New Marti Incentive Plan;

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the fact that Daniel Freifeld, who is an officer and director of the Company, has indirectly through an affiliate, entered into a convertible note subscription agreement with Marti, pursuant to which the affiliate agreed to subscribe for promissory notes at an aggregate purchase price of at least $15,000,000, which will convert into convertible notes that will convert into public shares (“Convertible Notes”) at the closing of the Business Combination (the “Closing”, and such date of Closing, the “Closing Date”);

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the fact that Callaway Capital Management LLC, a Delaware limited liability company, which is an affiliate of Daniel Freifeld, or its designee has the option (but not the obligation) to subscribe for up to $40,000,000 aggregate principal amount of Convertible Notes during the period beginning on the Closing Date and ending on the one year anniversary of the Closing Date;

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the fact that, although there are no such unreimbursed expenses as of March 31, 2023, the Sponsor and Galata’s officers and directors will be reimbursed for out-of-pocket expenses incurred in connection with activities on Galata’s behalf, such as identifying potential target businesses and performing due diligence on suitable business combinations;

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the fact that, although there is no amount outstanding on such promissory note as of March 31, 2023, the Sponsor issued an unsecured promissory note to the Company, pursuant to which the Company could borrow up to an aggregate principal amount of $250,000 to cover IPO-related and organizational expenses;

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the fact that, although there are no such loans outstanding as of March 31, 2023, the Sponsor or an affiliate of the Sponsor, or certain of Galata’s officers and directors may, but are not obligated to, make working capital loans to the Company that may be repaid upon completion of a Business Combination, without interest, or, at the lender’s discretion, converted upon completion of a Business Combination into up to 1,500,000 warrants at a price of $1.00 per warrant;

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the fact that the Sponsor will lose its entire investment in Galata if the Initial Business Combination is not completed;

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the fact that Daniel Freifeld indirectly controls the Sponsor, which currently holds more than 5% interest in the Company; and

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the fact that Daniel Freifeld will be appointed to the New Marti board following the Closing.

The Board’s Reasons for the Extension Amendment Proposal and Its Recommendation
As discussed below, after careful consideration of all relevant factors, our board has determined that the Extension Amendment is in the best interests of the Company and its shareholders. Our board has approved and declared advisable adoption of the Extension Amendment Proposal, and recommends that you vote “FOR” such proposals.
Our Articles provide that we have until July 13, 2023 to complete our initial business combination under its terms. Our Articles provide that if our shareholders approve an amendment to our Articles that would affect the substance or timing of our obligation to redeem all of our public shares if we do not complete our initial business combination before July 13, 2023, we will provide our public shareholders with the opportunity to redeem all or a portion of their common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay franchise and income taxes, if any, divided by the number of then outstanding public shares. We believe that this provision of the Articles were included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles.
We believe that it is in the best interests of our shareholders to extend the date that we have to consummate a business combination to the Extended Date in order to allow our shareholders to evaluate the Potential Business Combination (or another business combination) and for us to be able to consummate the Potential Business Combination (or such other business combination).
After careful consideration of all relevant factors, our board determined that the Extension Amendment is in the best interests of the Company.
Resolutions to be Voted Upon
The full text of the resolution to be proposed in connection with the Extension Amendment Proposal is set out as the first resolution in the amendment to the Articles in the form set forth in Annex A of this Proxy Statement.
Our board unanimously recommends that our shareholders vote “FOR” the approval of the Extension Amendment Proposal.
The Board’s Reasons for the Redemption Limitation Amendment Proposal and Its Recommendation
As discussed below, after careful consideration of all relevant factors, our board has determined that the Redemption Limitation Amendment Proposal is in the best interests of the Company and its shareholders. Our board has approved and declared advisable adoption of the Redemption Limitation Amendment Proposal and recommends that you vote “FOR” such proposal.
Our board believes the opportunity to consummate a business combination is in the best interests of the Company and its shareholders.
Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of our public shares would cause the Company to exceed the Redemption Limitation. By eliminating the Redemption Limitation, we make it more likely that we will proceed with the Extension and have the opportunity to consummate a business combination.
After careful consideration of all relevant factors, our board determined that the Redemption Limitation Amendment is in the best interests of the Company and its shareholders.

Resolutions to be Voted Upon
The full text of the resolution to be proposed in connection with the Redemption Limitation Amendment Proposal is set out as the second resolution in the amendment to the Articles in the form set forth in Annex A of this Proxy Statement.
Our board unanimously recommends that our shareholders vote “FOR” the approval of the Redemption Limitation Amendment Proposal.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL
We are proposing to amend our Articles to extend the date by which we have to consummate the business combination to the Extended Date.
If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by July 13, 2023, in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
In the event of a liquidation, the Founder Shareholders, who hold all of the Founder Shares outstanding, will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares.
The purpose of the Extension Amendment is to allow us more time to consummate an initial business combination, which our board believes is in the best interest of the Company. We currently have until July 13, 2023, to complete our initial business combination. As previously announced, on July 29, 2022, the Company, Merger Sub, and Marti, entered into the Business Combination Agreement, pursuant to which, among other things, Merger Sub will merge with and into Marti, with Marti surviving the Merger as a wholly owned subsidiary of the Company (the Company as of and following the Merger, “New Marti”). In order for our shareholders to be able to evaluate the potential business combination and for us to be able to consummate such business combination, we will need to obtain the Extension in order to extend the date by which we must (1) consummate the business combination or, (2) if we fail to complete such business combination by such date, cease all operations except for the purpose of winding up, and subject to and in accordance with the Articles, redeem all of the Company’s public shares, from July 13, 2023, to the Extended Date.
A copy of the proposed amendments to the Articles of the Company is attached to this Proxy Statement under the first resolution in Annex A.
Reasons for the Extension Amendment Proposal
Our Articles provide that if our shareholders approve an amendment to our Articles that would affect the substance or timing of our obligation to redeem all of our public shares if we do not consummate our initial business combination before July 13, 2023, we will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares. We believe that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles.
The purpose of the Extension Amendment is to allow us more time to consummate the business combination. We currently have until Jul 13, 2023, to complete our initial business combination for which we have entered into the Merger Agreement. Our board has determined that it is in the best interests of the Company to seek an extension of such date and ask our shareholders to approve the Extension Amendment Proposal to allow for additional time to hold an extraordinary general meeting to obtain the shareholder approvals required in connection with the business combination and to consummate the closing of the business combination. Without the Extension, if we are unable to complete the business combination on or before July 13, 2023, we would be precluded from completing our initial business combination and would be forced to liquidate and dissolve.

Our board currently believes that we may not be able to complete our initial business combination before July 13, 2023. Accordingly, our board believes that in order for us to potentially consummate the business combination, we will need to obtain the Extension. If you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination in the future and the right to redeem your public shares in connection with such initial business combination.
If the Extension Amendment Proposal is Not Approved
If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by July 13, 2023, in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
In the event of a liquidation, the Founder Shareholders, who hold all of the Founder Shares outstanding, will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares.
If the Extension Amendment Proposal is Approved
Upon approval of the Extension Amendment Proposal by the requisite number of votes, the amendments to our Articles that are set forth under the first resolution in Annex A hereto will become effective. We will remain a reporting company under the Exchange Act, and our public shares will remain publicly traded.
If the Extension Amendment Proposal is approved and the Articles are amended as set forth in the Extension Amendment, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election.
We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the Articles are amended as set forth in the Extension Amendment, and the amount remaining in the Trust Account may be only a small fraction of the approximately $[•] million that was in the Trust Account as of       , 2023. In such event, we may need to obtain additional funds to consummate the business combination, and there can be no assurance that such funds will be available on acceptable terms or at all.
If the Extension Amendment Proposal is approved and the Articles are amended as set forth in the Extension Amendment but we do not consummate our initial business combination by the Extended Date, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
We cannot assure you that the per-share distribution from the Trust Account, if we liquidate, will not be less than $10.00 due to unforeseen claims of creditors. In the event of a liquidation, the Founder Shareholders, who hold all of the Founder Shares outstanding, will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares.

Notwithstanding the foregoing, unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of our public shares would cause the Company to exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or our Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation.
Redemption Rights
Each of our public shareholders may submit an Election to, subject to the approval of the Extension Amendment Proposal and the implementation of the Extension, redeem all or a portion of its, his or her public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable) and not released to the Company to pay its taxes, divided by the number of then-outstanding public shares. You will also be able to redeem your public shares in connection with any proposed initial business combination, or if we have not consummated our initial business combination by the Extended Date.
TO DEMAND REDEMPTION, PRIOR TO [•], EASTERN TIME ON      , 2023 (TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING), YOU SHOULD TENDER YOUR SHARES (AND/OR DELIVER OTHER REDEMPTION FORMS) TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, OUR TRANSFER AGENT, ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.
Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not such shareholder is a record holder or its, his or her shares are held in “street name,” by contacting our transfer agent or the shareholder’s broker and requesting delivery of its, his or her shares through the DWAC system.
Shares that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal at the Extraordinary General Meeting will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public shareholder tenders its, his or her shares and decides prior to the vote at the Extraordinary General Meeting that it, he or she does not want to redeem such shares, the shareholder may withdraw the tender. If you tender your public shares (and/or delivered other redemption forms) for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (electronically). You may make such request by contacting our transfer agent at the Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, NY 10004-1561, Attention: SPAC Redemption Team, spacredemptions@continentalstock.com. Any request for redemption, once made by a holder of public shares, may not be withdrawn once submitted to us unless our board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part). In the event that a public shareholder tenders shares and the Extension Amendment Proposal is not approved, such shares will not be redeemed and will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal will not be approved.
If properly demanded, we will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable) and not released to the Company to pay its taxes, divided by the number of then-outstanding public shares. Based upon the amount in the Trust Account as of      , 2023, which was approximately $[•] million, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $[•] at the time of the Extraordinary General Meeting. The closing price of the public shares on NYSE American on      , 2023, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $[•]. We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your public shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your public shares (and/or deliver other redemption forms) to our transfer agent prior to the vote on the Extension Amendment Proposal at the Extraordinary General Meeting. We anticipate that a public shareholder who tenders public shares (and/or deliver other redemption forms) for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the effectiveness of the Extension Amendment.
Vote Required for Approval
The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the issued and outstanding ordinary shares represented in person or by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting. Abstentions and broker non-votes, if any, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.
Resolution
A copy of the proposed amendments to the Articles of the Company is attached to this Proxy Statement under the first resolution in Annex A.
Recommendation
As discussed above, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal is in the best interests of the Company and its shareholders. Our Board has approved and declared advisable the adoption of the Extension Amendment Proposal.
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 2 — THE REDEMPTION LIMITATION AMENDMENT PROPOSAL
We are proposing to amend our Articles as provided by the second resolution in the amendment to the Articles in the form set forth in Annex A of this Proxy Statement to eliminate from the Articles the Redemption Limitation in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation.
Reasons for the Redemption Limitation Amendment Proposal
Our board believes the opportunity to consummate a business combination is in the best interests of the Company and its shareholders. The purpose of such limitation was initially to ensure that, in connection with the Company’s initial business combination, the Company would continue, as we have since our IPO, to be not subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and we believe that we may rely on another exclusion, which relates to the Company being listed on NYSE American (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, the Company believes that the Redemption Limitation is not needed and intends to rely on the Exchange Rule to not be deemed a penny stock issuer.
If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001, the Articles would prevent the Company from being able to consummate the business combination even if all other conditions to closing are met.
If the Redemption Limitation Amendment Proposal is Not Approved
If the Redemption Limitation Amendment Proposal is not approved, we will not redeem public shares to the extent that accepting all properly submitted redemption requests would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or our Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation.
If the Redemption Limitation Amendment Proposal is Approved
If the Redemption Limitation Amendment Proposal is approved, our Articles will be amended pursuant to the second resolution in the form set forth in Annex A of this Proxy Statement effective on the date of the approval.
A copy of the proposed amendments to the Articles of the Company is attached to this Proxy Statement under the second resolution in Annex A.
Vote Required for Approval
The approval of the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the issued and outstanding ordinary shares represented in person or by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting. Abstentions and broker non-votes, if any, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.
Resolution
A copy of the proposed amendments to the Articles of the Company is attached to this Proxy Statement under the second resolution in Annex A.

Recommendation
As discussed above, after careful consideration of all relevant factors, our Board has determined that the Redemption Limitation Amendment Proposal is in the best interests of the Company and its shareholders. Our Board has approved and declared advisable the adoption of the Redemption Limitation Amendment Proposal.
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE REDEMPTION LIMITATION AMENDMENT PROPOSAL.

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal, if adopted, will allow our board to adjourn the Extraordinary General Meeting to a later date or dates or indefinitely, if necessary or convenient, either (x) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and/or the Redemption Limitation Amendment Proposal or (y) if our board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. In no event will our board adjourn the Extraordinary General Meeting for more than 30 days.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by our shareholders, our board may not be able to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation and vote of proxies or if our board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals.
Resolution to be Voted Upon
The full text of the resolution to be proposed is as follows:
“RESOLVED, as an ordinary resolution, that the adjournment of the Extraordinary General Meeting to a later date or dates to be determined by the chairman of the Extraordinary General Meeting, or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies or if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals be confirmed, ratified and approved in all respects.”
Vote Required for Approval
The Adjournment Proposal must be approved as an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the issued and outstanding ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting.
Recommendation of the Board
If presented, our board unanimously recommends that our shareholders vote “FOR” the approval of the Adjournment Proposal.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR SHAREHOLDERS MAKING THE ELECTION
The following discussion is a summary of the material U.S. federal income tax considerations generally applicable to U.S. Holders and Non-U.S. Holders (each as defined below) making the Election if the Extension is implemented. This discussion applies only to persons who hold their Class A Ordinary Shares as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion assumes that any consideration received (or deemed received) by a holder in connection with the Election will be in U.S. dollars. This discussion is a summary only and does not discuss all aspects of U.S. federal income taxation that may be relevant to holders in light of their particular circumstances or status including:
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our Sponsor, founders, officers or directors;

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financial institutions or financial services entities;

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broker-dealers;

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taxpayers that are subject to the mark-to-market accounting rules;

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tax-exempt entities;

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governments or agencies or instrumentalities thereof;

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insurance companies;

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regulated investment companies or REITs;

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expatriates or former long-term residents of the United States;

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persons that actually or constructively own 5% or more of our voting shares or 5% or more of the total value of all classes of our shares;

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persons that acquired Class A Ordinary Shares pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

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persons that hold securities the Company as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

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persons whose functional currency is not the U.S. dollar;

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controlled foreign corporations;

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PFICs;

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persons subject to special tax accounting rules as a result of any item of gross income with respect to their Class A Ordinary Shares being taken into account in an applicable financial statement; or

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persons holding Founder Shares.

This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation.
We have not and do not intend to seek any rulings from the U.S. Internal Revenue Service (the “IRS”) regarding any U.S. federal income tax consequence described herein. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.
This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold Class A Ordinary Shares through such entities. If any entity or arrangement classified as a partnership for U.S. federal income tax purposes holds Class A Ordinary Shares, the tax treatment of such partnership and any person treated as a partner of such partnership will generally depend on the status and activities of the partner and the activities of the partnership. Partnerships holding any Class A Ordinary Shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of the Election to them.
THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY, IS ONLY A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH MAKING THE ELECTION AND IS NOT A SUBSTITUTE FOR CAREFUL TAX PLANNING. EACH INVESTOR CONSIDERING WHETHER TO MAKE THE ELECTION TO REDEEM ITS CLASS A ORDINARY SHARES IS URGED TO CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH INVESTOR OF MAKING THE ELECTION, INCLUDING THE APPLICABILITY AND EFFECT OF U.S. FEDERAL, STATE, LOCAL, AND NON-UNITED STATES TAX LAWS, AS WELL AS UNDER ANY APPLICABLE TAX TREATY.
U.S. Federal Income Tax Consequences to Non-Redeeming Shareholders
A shareholder who does not elect to redeem its Class A Ordinary Shares will continue to own its Class A Ordinary Shares, if any, and will not recognize any income, gain or loss for U.S. federal income tax purposes by reason of the Extension.
U.S. Federal Income Tax Consequences of the Redemption to U.S. Holders of Class A Ordinary Shares
This section applies to you if you are a “U.S. Holder.” As used herein, a “U.S. Holder” is a beneficial owner of Class A Ordinary Shares that is for U.S. federal income tax purposes:
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an individual citizen or resident of the United States;

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corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia or otherwise treated as a U.S. tax resident for U.S. federal income tax purposes;

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an estate whose income is subject to U.S. federal income tax regardless of its source; or

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a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

The U.S. federal income tax consequences to a U.S. Holder that exercises its redemption rights pursuant to the Election to receive cash from the Trust Account in exchange for its Class A Ordinary Shares will depend on whether the redemption qualifies as a sale of such redeemed Class A Ordinary Shares under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.
Subject to the passive foreign investment company (“PFIC”) rules discussed below, if the redemption qualifies as a sale of such U.S. Holder’s Class A Ordinary Shares, such U.S. Holder will generally recognize capital gain or capital loss equal to the difference, if any, between the amount of cash received and such U.S. Holder’s adjusted tax basis in the Class A Ordinary Shares redeemed. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for such Class A Ordinary Shares exceeds one year. It is unclear, however, whether certain redemption rights of the Class A Ordinary Shares may have suspended the running of the applicable holding period for this purpose. A U.S. Holder’s adjusted tax basis in its Class A Ordinary Shares generally will equal the U.S. Holder’s acquisition cost reduced by any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder is currently eligible to be taxed at reduced rates. The deductibility of capital losses is subject to certain limitations.
The redemption of Class A Ordinary Shares will generally qualify as a sale of the Class A Ordinary Shares redeemed if such redemption (a) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (b) results in a “complete termination” of such U.S. Holder’s interest in the Company or (c) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a U.S. Holder takes into account not only the Class A Ordinary Shares actually owned by such U.S. Holder, but also Class A Ordinary Shares that are constructively owned by such U.S. Holder. A redeeming U.S. Holder may constructively own, in addition to Class A Ordinary Shares owned directly, Class A Ordinary Shares owned by certain related individuals and entities in which such U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any Class A Ordinary Shares such U.S. Holder has a right to acquire by exercise of an option.
In order to meet the substantially disproportionate test, the percentage of our outstanding voting shares actually and constructively owned by a U.S. Holder immediately following the redemption of our Class A Ordinary Shares must, among other requirements, be less than 80% of the percentage of our outstanding voting and Class A Ordinary Shares actually and constructively owned by such holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (1) all of our Class A Ordinary Shares actually and constructively owned by such U.S. Holder are redeemed or (2) all of our Class A Ordinary Shares actually owned by such U.S. Holder are redeemed and such holder is eligible to waive, and effectively waives, in accordance with specific rules, the attribution of shares owned by family members and such holder does not constructively own any other shares. The redemption of the Class A Ordinary Shares will not be essentially equivalent to a dividend if such redemption results in a “meaningful reduction” of a U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” U.S. Holders should consult with their own tax advisors as to the tax consequences of an exercise of the redemption right.
If none of the above tests are satisfied, a redemption will be treated as a distribution with respect to our Class A Ordinary Shares. Subject to the PFIC rules discussed below, such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent the distribution is paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. Assuming the Company is a PFIC (as discussed below under “— Passive Foreign Investment Company Rules,”), such dividends will be taxable to an individual U.S. Holder at regular rates and will not be eligible for the reduced rates of taxation on certain dividends received from a “qualified foreign corporation.”
Subject to the PFIC rules described below, distributions in excess of any earnings and profits will generally be applied against and reduce the U.S. Holder’s basis in its Class A Ordinary Shares (but not below zero) and, to the extent in excess of such basis, will be treated as capital gain from the sale or exchange of such redeemed shares. After the application of those rules, any remaining tax basis of the U.S. Holder in its Class A Ordinary Shares redeemed will generally be added to the U.S. Holder’s adjusted tax basis in its remaining Class A Ordinary Shares or possibly in other Class A Ordinary Shares constructively owned by such U.S. Holder.
U.S. HOLDERS ARE URGED TO CONSULT WITH THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES OF A REDEMPTION.
Passive Foreign Investment Company Rules
A non-U.S. corporation will be classified as a PFIC for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (ordinarily determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

Based upon the composition of our income and assets, and upon a review of our financial statements, we believe that we were a PFIC for our taxable year ending on December 31, 2021 and December 31, 2022. Our PFIC status for our current taxable year ending December 31, 2023, however, depends in part on whether we complete a business combination prior to the end of such year, as well as the timing and specifics of any business combination. Because these and other facts on which any determination of PFIC status are based may not be known until the close of our current taxable year, there can be no assurances with respect to our PFIC status for such year. Even if we are not a PFIC for our current taxable year, a determination that we were a PFIC for any prior taxable year will continue to apply to any U.S. Holders who held our securities during such prior taxable years, absent certain elections described below.
Accordingly, if a U.S. Holder did not make either a timely and valid qualified electing fund (“QEF”) election for our first taxable year as a PFIC in which the U.S. Holder held (or was deemed to hold) Class A Ordinary Shares, a QEF election along with a purging election, or a mark-to-market election, each as described below, such U.S. Holder generally will be subject to special rules with respect to (i) any gain recognized by the U.S. Holder on the sale or other disposition of its Class A Ordinary Shares (which may include gain realized by reason of transfer of Class A Ordinary Shares that would otherwise qualify as nonrecognition transactions for U.S. federal income tax purposes) and (ii) any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of the Class A Ordinary Shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for the Class A Ordinary Shares).
Under these rules:
•
the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for the Class A Ordinary Shares;

•
the amount allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•
the amount allocated to other taxable years (or portions thereof) of the U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

•
an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder with respect to the tax attributable to each such other taxable year of the U.S. Holder.

In general, a U.S. Holder may avoid the PFIC tax consequences described above in respect of our Class A Ordinary Shares by making a timely and valid QEF election (if eligible to do so) for the taxable year that is the first year in the U.S. Holder’s holding period of our shares during which we are treated as a PFIC or, if in a later year, the U.S. Holder made a QEF election along with a purging election.
A QEF election is an election to include in income the U.S. Holder’s pro rata share of our net capital gains (as long-term capital gain) and ordinary earnings (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such U.S. Holder’s tax return for the taxable year for which the election relates. A U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the U.S. Holder will have a new basis and holding period in the shares for purposes of the PFIC rules. U.S. Holders are urged to consult their tax advisors as to the application of the rules governing purging elections to their particular circumstances (including a potential separate “deemed dividend” purging election that may be available if we are a controlled foreign corporation).
The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A U.S. Holder generally makes a QEF election by attaching a completed IRS

Form 8621 (Information Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC Annual Information Statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. U.S. Holders are urged to consult their tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.
In order to comply with the requirements of a QEF election, a U.S. Holder must receive a PFIC Annual Information Statement from us. There is no assurance that we will timely provide such required information statement.
If a U.S. Holder has made a QEF election with respect to our Class A Ordinary Shares, and the excess distribution rules discussed above do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our Class A Ordinary Shares generally will be taxable as capital gain and no additional tax or interest charge will be imposed under the PFIC rules. As discussed above, a U.S. Holder of our Class A Ordinary Shares that has made a QEF election will be currently taxed on its pro rata share of our earnings and profits, whether or not distributed for such year. A subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable when distributed to such U.S. Holder. The tax basis of a U.S. Holder’s shares in a QEF will be increased by amounts that are included in income and decreased by amounts distributed but not taxed as dividends, under the above rules.
Alternatively, if our Class A Ordinary Shares constitute “marketable stock,” a U.S. Holder may avoid the adverse PFIC tax consequences discussed above if such U.S. Holder, at the close of the first taxable year in which it holds (or is deemed to hold) our Class A Ordinary Shares, makes a mark-to-market election with respect to such shares for such taxable year. Such U.S. Holder generally will include for each of its taxable years as ordinary income the excess, if any, of the fair market value of its Class A Ordinary Shares at the end of such year over its adjusted basis in its Class A Ordinary Shares. The U.S. Holder also will recognize an ordinary loss in respect of the excess, if any, of its adjusted basis of its Class A Ordinary Shares over the fair market value of its Class A Ordinary Shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The U.S. Holder’s basis in its Class A Ordinary Shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of its Class A Ordinary Shares will be treated as ordinary income.
The mark-to-market election is available only for “marketable stock,” generally, stock that is regularly traded on a national securities exchange that is registered with the SEC, including NYSE American. If made, a mark- to-market election would be effective for the taxable year for which the election was made and for all subsequent taxable years unless the ordinary shares ceased to qualify as “marketable stock” for purposes of the PFIC rules or the IRS consented to the revocation of the election. U.S. Holders are urged to consult their tax advisors regarding the availability and tax consequences of a mark-to-market election with respect to our Class A Ordinary Shares under their particular circumstances.
A U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the U.S. Holder, is generally required to file an IRS Form 8621 (whether or not a QEF or mark-to-market election is made) and such other information as may be required by the U.S. Treasury Department. Failure to do so, if required, will extend the statute of limitations until such required information is furnished to the IRS.
THE RULES DEALING WITH PFICS AND WITH THE QEF, PURGING AND MARK-TO-MARKET ELECTIONS ARE VERY COMPLEX AND ARE AFFECTED BY VARIOUS FACTORS IN ADDITION TO THOSE DESCRIBED ABOVE. ACCORDINGLY, U.S. HOLDERS OF OUR CLASS A ORDINARY SHARES ARE URGED TO CONSULT THEIR TAX ADVISORS CONCERNING THE APPLICATION OF THE PFIC RULES TO OUR SECURITIES UNDER THEIR PARTICULAR CIRCUMSTANCES.
U.S. Federal Income Tax Consequences of the Redemption to Non-U.S. Holders of Class A Ordinary Shares
This section applies to you if you are a “Non-U.S. Holder.” As used herein, the term “Non-U.S. Holder” means a beneficial owner of our units, Class A Ordinary Shares (other than a partnership or other entity or arrangement treated as a partnership for U.S. federal income tax purposes) who or that is for U.S. federal income tax purposes:
•
a nonresident alien individual (other than certain former citizens and residents of the United States subject to U.S. tax as expatriates);

•
a foreign corporation; or

•
an estate or trust that is not a U.S. Holder;

but generally does not include an individual who is present in the United States for 183 days or more in the taxable year of disposition. If you are such an individual, you are urged to consult your tax advisor regarding the U.S. federal income tax consequences of the sale or other disposition of our securities.
Except as otherwise discussed in this section, a Non-U.S. Holder who makes the Election will generally be treated in the same manner as a U.S. shareholder for U.S. federal income tax purposes. See the discussion above under “U.S. Federal Income Tax Consequences of the Redemption to U.S. Holders of Class A Ordinary Shares.” However, notwithstanding such characterization, any Non-U.S. Holder redeeming its Class A Ordinary Shares pursuant to the Election generally will not be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption unless the gain or dividends is effectively connected with such non-U.S. Holder’s conduct of a trade or business within the United States (and if an income tax treaty applies, is attributable to a U.S. permanent establishment or fixed base maintained by the non-U.S. shareholder). Dividends (including constructive dividends) and gains that are effectively connected with the Non-U.S. Holder’s conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, are attributable to a permanent establishment or fixed base in the United States) generally will be subject to U.S. federal income tax at the same regular U.S. federal income tax rates applicable to a comparable U.S. Holder and, in the case of a Non-U.S. Holder that is a corporation for U.S. federal income tax purposes, also may be subject to an additional branch profits tax at a 30% rate or a lower applicable tax treaty rate.
Information Reporting and Backup Withholding
Proceeds from the redemption of our Class A Ordinary Shares pursuant to the Election may be subject to information reporting to the IRS and possible United States backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status on the appropriate tax form. A Non-U.S. Holder generally will eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.
Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a holder’s U.S. federal income tax liability, and a holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.
THE U.S. FEDERAL INCOME TAX DISCUSSION SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION ONLY AND MAY NOT BE APPLICABLE DEPENDING UPON A HOLDER’S PARTICULAR SITUATION. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES TO THEM OF THE REDEMPTION PURSUANT TO THE ELECTION, INCLUDING THE TAX CONSEQUENCES UNDER STATE, LOCAL, ESTATE, FOREIGN AND OTHER TAX LAWS AND TAX TREATIES AND THE POSSIBLE EFFECTS OF CHANGES IN U.S. OR OTHER TAX LAWS.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership of the ordinary shares as of June 12, 2023, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the ordinary shares, by:
•
each person known by us to be the beneficial owner of more than 5% of our issued and outstanding ordinary shares;

•
each of our executive officers and directors; and

•
all our executive officers and directors as a group.

As of the record date, there were a total of 17,968,750 Ordinary Shares outstanding. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them. The following table does not reflect record of beneficial ownership of any Class A Ordinary Shares issuable upon exercise of outstanding warrants as such warrants are not exercisable within 60 days of the date of this Proxy Statement.
Name and Address of Beneficial Owner(1)	Number of Ordinary Shares Beneficially Owned	Approximate Percentage of Outstanding Ordinary Shares
Galata Acquisition Sponsor, LLC(2)(3)	3,578,750	19.9%
Kemal Kaya(4)	0	*
Daniel Freifeld(2)(3)	3,578,750	19.9%
Michael Tanzer	0	*
Adam S. Metz	0	*
Shelley Guiley	0	*
Tim Shannon	0	*
All directors and executive officers as a group (8 individuals)	3,578,750	19.9%
Five Percent Holders:
Weiss Asset Management LP(5)	1,237,500	6.9%
Glazer Capital, LLC(6)	1,165,874	6.5%
Saba Capital Management, L.P.(7)	848,246	4.7%
Aristeia Capital, L.L.C.(8)	729,618	4.1%

*
Less than one percent.

(1)
This table is based on 17,968,750 Ordinary Shares outstanding at December 31, 2022, of which 14,375,000 were Class A Ordinary Shares and 3,593,750 were Founder Shares. Unless otherwise noted, the business address of each of the entities or individuals is 2001 S Street NW, Washington, DC 20009.

(2)
Interests shown consist solely of Founder Shares, classified as Founder Shares. Such shares will automatically convert into Class A Ordinary Shares at the time of our initial business combination or earlier at the option of the holders thereof as described in the section entitled “Description of Securities.”

(3)
These securities are held directly by Galata Acquisition Sponsor, LLC, our Sponsor. Mr. Freifeld indirectly controls our Sponsor, and may be deemed to beneficially own the securities held by our Sponsor. Mr. Freifeld disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein.

(4)
Does not include certain shares indirectly owned by this individual as a result of his membership interest in our Sponsor.

(5)
According to a statement on Amendment No. 1 to Schedule 13G jointly filed on January 28, 2022 by Weiss Asset Management LP (“Weiss Asset Management”), WAM GP LLC (“WAM GP”), Andrew M. Weiss, Ph.D (“Andrew Weiss”) and BIP GP LLC (“BIP GP”). Weiss Asset Management, WAM GP

and Andrew Weiss reported shared beneficial ownership over 1,237,500 Units shares, including 792,000 beneficially owned by a private investment partnership (the “Partnership”) of which BIP GP is the sole general partner. Weiss Asset Management is the sole investment manager to the Partnership. WAM GP is the sole general partner of Weiss Asset Management. Andrew Weiss is the managing member of WAM GP and BIP GP. The business address of each of Weiss Asset Management, WAM GP, Andrew Weiss and BIP GP is 222 Berkeley St., 16th Floor, Boston, Massachusetts 02116.
(6)
According to a statement on Schedule 13G jointly filed on February 14, 2023 by Glazer Capital, LLC (“Glazer Capital”) and Mr. Paul J. Glazer. Mr. Glazer is the Managing Member of Glazer Capital, which is the investment manager of certain funds and managed accounts holding such Ordinary Shares. The address of the business office of each of Glazer Capital and Mr. Glazer is 250 West 55th Street, Suite 30A, New York, New York 10019.

(7)
According to a statement on Amendment No. 1 to Schedule 13G jointly filed on February 14, 2023 by Saba Capital Management, L.P., Saba Capital Management GP, LLC, and Mr. Boaz R. Weinstein. Saba Capital Management, L.P. beneficially owns 848,246, or 5.9%, of the 14,375,000 Class A Ordinary Shares outstanding. The business address of each of Saba Capital Management, L.P., Saba Capital Management GP, LLC and Mr. Weinstein is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

(8)
According to a statement on Schedule 13G filed on February 13, 2023 by Aristeia Capital, L.L.C. (“Aristeia”). Aristeia beneficially owns 729,618, or 5.1%, of the 14,375,000 Class A Ordinary Shares outstanding. The address of the business office of Aristeia is One Greenwich Plaza, 3rd Floor, Greenwich, CT 06830.

The Founder Shares are identical to the Class A Ordinary Shares included in the Units sold in our IPO except as described herein. However, the holders have agreed (i) to vote any shares owned by them in favor of any proposed business combination and (ii) not to redeem any shares in connection with a shareholder vote or tender offer to approve or in connection with a proposed initial business combination.

HOUSEHOLDING INFORMATION
Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:
•
if the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 2001 S Street NW, Suite 320, Washington, DC 20009, to inform us of the shareholder’s request; or

•
if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

FUTURE SHAREHOLDER PROPOSALS
If the Redemption Limitation Amendment Proposal and the Extension Amendment Proposal are approved and the Extension is implemented, we anticipate that we will hold another extraordinary general meeting before the Extended Date to consider and vote upon approval of the business combination and other related matters. Accordingly, if we consummate the business combination within the required timeframe, the Company’s next annual general meeting of shareholders will be held at a future date to be determined by the post-business combination company. If the Extension Amendment Proposal is not approved, or if it is approved and the Articles are amended as set forth in the Extension Amendment but we do not consummate the business combination before the Extended Date, the Company will liquidate and dissolve and there will be no annual general meeting.

WHERE YOU CAN FIND MORE INFORMATION
We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this Proxy Statement, at the SEC’s website at http://www.sec.gov.
If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact our proxy solicitation agent at the following address and telephone number:
Morrow Sodali LLC
509 Madison Avenue, Suite 1206
New York, New York 10022
Call Collect: +1 (203) 658-9400
Call Toll Free: (800) 662-5200
Email: GLTA@info.morrowsodali.com
You may also obtain these documents by requesting them in writing from us by addressing such request to us at Galata Acquisition Corp., 2001 S Street NW, Washington, DC 20009.
If you are a shareholder of the Company and would like to request documents, please do so by      , 2023 (five business days prior to the date of the Extraordinary General Meeting), in order to receive them before the Extraordinary General Meeting.   If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A
PROPOSED AMENDMENTS TO THE
AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
GALATA ACQUISITION CORP.
GALATA ACQUISITION CORP.
(the “Company”)
SPECIAL RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY
FIRST, RESOLVED, as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:
(a)   amending of the first sentence of Article 49.7 by deleting the following:
“In the event that the Company does not consummate a Business Combination within 24 months from the consummation of the IPO, or such later time as the Members may approve in accordance with the Articles, the Company shall”
and replacing it with the following:
“In the event that the Company does not consummate a Business Combination by January 13, 2024, or such later time as the Members may approve in accordance with the Articles, the Company shall”; and
(b)   amending Article 49.8(a) by deleting the following:
“to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination within 24 months from the consummation of the IPO, or such later time as the Members may approve in accordance with the Articles; or”
and replacing it with the following:
“to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination by January 13, 2024, or such later time as the Members may approve in accordance with the Articles; or”.
SECOND, RESOLVED, as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:
(a)   amending Article 49.2(b) by deleting the following words:
“, provided that the Company shall not repurchase Public Shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001 following such repurchases”;
(b)   amending Article 49.4 by deleting the following words:
“, provided that the Company shall not consummate such Business Combination unless the Company has net tangible assets of at least US$5,000,001 immediately prior to, or upon such consummation of, or any greater net tangible asset or cash requirement that may be contained in the agreement relating to, such Business Combination”;
(c)   amending Article 49.5 by deleting in its entirety the following sentence:
“The Company shall not redeem Public Shares that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemptions (the “Redemption Limitation”).”; and
(d)   amending Article 49.8(b) by deleting in its entirety the following sentence:
“The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.”

(d)   amending Article 49.10 by deleting the following:
“After the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not issue additional Shares or any other securities that would entitle the holders thereof to:”
and replacing it with the following:
“Except in connection with the conversion of Class B Shares into Class A Shares pursuant to the Class B Ordinary Share Conversion Article hereof where the holders of such Shares have waived any right to receive funds from the Trust Fund after the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not issue additional Shares or any other securities that would entitle the holders thereof to:”

GALATA ACQUISITION CORP. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. 22514 Galata Acq. EXT Proxy Card Front YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Vote by Internet - QUICK EASY FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED CONTROL NUMBER Signature Signature, if held jointly Date , 2023 When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person. 1. Proposal No. 1 – The Extension Amendment Proposal – to approve, as a special resolution, the amendment of the Company’s amended and restated memorandum and articles of association (as may be amended from time to time, the “Articles”) as provided by the first resolution in the form set forth in Annex A to this Proxy Statement (the “Extension Amendment” and, such proposal, the “Extension Amendment Proposal”) to extend the date (the “Extension”) by which the Company must (1) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “business combination”), or (2) if it fails to complete such business combination by such date, cease all operations except for the purpose of winding up, and subject to and in accordance with the Articles, redeem all of the Company’s Class A ordinary shares included as part of the units sold in the Company’s initial public offering (such shares, including any shares issued in exchange thereof, the “public shares”) that was consummated on July 13, 2021 (our “IPO”), from July 13, 2023 (which is 24 months from the closing date of our IPO) to [January 13, 2024], or such earlier date as determined by our board in its sole and absolute discretion (such date, the “Extended Date”); 2. Proposal No. 2 – The Redemption Limitation Amendment Proposal – to approve, as a special resolution, the amendment of the Articles as provided by the second resolution in the form set forth in Annex A to this Proxy Statement (the “Redemption Limitation Amendment” and such proposal, the “Redemption Limitation Amendment Proposal”) to eliminate from the Articles the limitation that the Company shall not redeem public shares to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 (the “Redemption Limitation”). The Redemption Limitation Amendment would allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation; and 3. Proposal No. 3 – The Adjournment Proposal – to approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates or indefinitely, if necessary or convenient, either (x) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals or (y) if our board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals (the “Adjournment Proposal”). PROXY CARD Please mark your votes like this X FOR AGAINST ABSTAIN INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online extension meeting, you will need your 12 digit control number to vote electronically at the extension meeting. To attend: https://www.cstproxy.com/[●]/2023 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on [●], 2023. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN

22514 Galata Acq. EXT Proxy Card Back Important Notice Regarding the Availability of Proxy Materials for the Extension Meeting of Stockholders to be held on [●], 2023 This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/[●]/2023 The undersigned hereby appoints each of [●] and [●] (each, a “Proxy”) as proxy, with the power to appoint a substitute to vote the shares that the undersigned is entitled to vote (the “Shares”) at the Extension Meeting of stockholders of Galata Acquisition Corp. to be held on J[●], 2023 at [●] Eastern Time, virtually via live webcast at https://www.cstproxy.com/[●]/2023 or at any adjournments and/ or postponements thereof. Such shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxy’s discretion on such other matters as may properly come before the Extension Meeting or any adjournment or postponement thereof. THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. (Continued and to be marked, dated and signed on reverse side) FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY CARD FOR EXTENSION MEETING OF STOCKHOLDERS OF GALATA ACQUISITION CORP. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS